UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

SOBR SAFE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53316	26-0731818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 S. Fiddlers Green Circle, Suite 1400

Greenwood Village, Colorado 80111

 (Address of principal executive offices)  (zip code)

(844) 762-7723

(Registrant’s telephone number, including area code)

  6400 S. Fiddlers Green Circle, Suite 525

Greenwood Village, Colorado 80111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SOBR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

SECTION 1 – Registrant’s Business and Operations

Item 1.01       Entry into a Material Definitive Agreement

Winterstone Agreement

On January 21, 2022, SOBR Safe, Inc. (the “Company”), entered into a Consulting Agreement (the “Consulting Agreement”) with Winterstone Group, LLC (“Winterstone”), under which Winterstone will provide advice to the Company to help facilitate introductions to new product sources as well as other business development opportunities, with the services to begin immediately, but the compensation only to be paid after the Company’s common stock was listed on Nasdaq based upon a variety of factors.  On May 16, 2022, the Company’s common stock starting trading on Nasdaq and the Company and Winterstone entered into a Confirming Agreement to confirm the consideration to be paid by the Company to Winterstone.  As a result, the Company paid Winterstone $100,000 and on June 24, 2022 issued Winterstone 300,000 shares of the Company’s common stock.

TraDigital Agreement

On January 18, 2022, SOBR Safe, Inc. (the “Company”), entered into a Services Agreement (the “Services Agreement”) with TraDigital Marketing Group, LLC (“TraDigital”), under which TraDigital will provide digital investor awareness to the Company, with the services to begin immediately, but the compensation only to be paid after the Company’s common stock was listed on Nasdaq based upon a variety of factors.  On May 16, 2022, the Company’s common stock starting trading on Nasdaq and the Company and TraDigital entered into a Confirming Agreement to confirm the consideration to be paid by the Company to TraDigital.  As a result, the Company paid Winterstone $300,000 and on June 29, 2022 issued TraDigital 500,000 shares of the Company’s common stock.

The foregoing description of the Consulting Agreement, Services Agreement, and the Confirming Agreements are not complete and are qualified in their entirety by references to the full text of the Consulting Agreement, Services Agreement, and the Confirming Agreements, which are filed as exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this report and are incorporated by reference herein.

SECTION 3 – Securities and Trading Markets

Item 3.02        Unregistered Sales of Equity Securities.

As noted herein, on June 24, 2022, we issued Winterstone 300,000 shares of our common stock, restricted in accordance with Rule 144.  The issuance of these securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The investor is accredited, familiar with our operations, and there was no general solicitation or advertising.

As noted herein, on June 29, 2022, we issued TraDigital 500,000 shares of our common stock, restricted in accordance with Rule 144.  The issuance of these securities was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933. The investor is accredited, familiar with our operations, and there was no general solicitation or advertising.

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SECTION 9 – Financial Statements and Exhibits

Item 9.01        Financial Statements and Exhibits

(c)        Exhibits

10.1	Consulting Agreement by and between SOBR Safe, Inc. and Winterstone Group, LLC dated January 21, 2022
10.2	Services Agreement by and between SOBR Safe, Inc. and TraDigital Marketing Group, LLC dated January 18, 2022
10.3	Confirming Agreement by and between SOBR Safe, Inc. and Winterstone Group, LLC dated May 16, 2022
10.4	Confirming Agreement by and between SOBR Safe, Inc. and TraDigital Marketing Group, LLC dated May 16, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOBR Safe, Inc.
a Delaware corporation

Dated: July 14, 2022		/s/ David Gandini
	By:	David Gandini
	Its:	Chief Executive Officer

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